                                                                   Exhibit 10.43


                         Lithium Technology Corporation
                                5115 Campus Drive
                         Plymouth Meeting, PA 19462-1129
                                 (610) 940-6090

                             As of October 4, 2002

Arch Hill Ventures N.V.
GAIA Holding B.V.
Parkweg 2
2585 JJ's-Gravenhage
The Netherlands

Gentlemen:

      Reference is made to the Agreement (the "Share Exchange Agreement") dated as of June 7, 2002 between Hill Gate Capital N.V. ("Hill Gate") and Lithium Technology Corporation ("LTC") which provides for, among other things, the acquisition by LTC of shares of GAIA Holding B.V. ("GAIA Holding") constituting 60% of the outstanding shares of GAIA Holding. We understand that the name of Hill Gate has been changed to Arch Hill Real Estate N.V. ("Arch Hill Real Estate") and all of the outstanding GAIA Holding Shares and all of the rights and obligations of Hill Gate under the Share Exchange Agreement were transferred to Arch Hill Ventures, N.V. a Netherlands corporation ("Arch Hill Ventures" or the "GAIA Holding Stockholder").

      In consideration of the mutual covenants, agreements and representations contained in the Share Exchange Agreement, in the Ancillary Agreements and herein and other good and valuable consideration, this letter confirms that:

      1. Without the prior written consent of LTC, GAIA Holding will not directly or indirectly transfer or instruct any party to transfer the legal ownership of the shares of GAIA Akkumulatorenwerke GmbH ("GAIA") held by Arch Hill Real Estate or Stichting Administratiekantoor GAIA, a Netherlands trust ("Stichting") to any party other than to GAIA Holding.

      2. Upon the written direction of LTC, GAIA Holding will instruct Arch Hill Real Estate and Stichting to transfer the legal ownership of the shares of GAIA held by Arch Hill Real Estate and Stichting to GAIA Holding for no payment. Notwithstanding the foregoing, in the event that the transfer of the foregoing shares results in a negative tax implication to GAIA (the "Tax Effect") that would otherwise be avoided by not transferring the shares, then LTC shall be obligated to compensate shareholders of GAIA Holding other than LTC in the amount of such Tax Effect multiplied by the percentage of shares of GAIA Holding that are beneficially owned by shareholders of GAIA Holding other than LTC (by way of example if the Tax Effect was $1,000,000 and LTC beneficially owned 60% of the GAIA shares (as it owns as of the date of this Agreement), then LTC would be required to pay $400,000 to shareholders of GAIA Holding other than LTC).

      3. At such time as the parties determine that there would no longer be any possible Tax Effect as a result of the transfer of shares of GAIA to GAIA Holding, then the legal ownership of the shares of GAIA held by Hill Gate and Stichting shall be transferred to GAIA Holding without any payment.

      4. The undersigned will execute and do all such acts and things as are necessary and within their power and authority to carry into effect and/or to comply with the foregoing and to secure LTC's beneficial interest in 60% of the outstanding shares of GAIA.

      Kindly confirm your agreement to the foregoing by signing this letter below and returning the same to the undersigned.

                                    Very truly yours,

                                    LITHIUM TECHNOLOGY CORPORATION

                                    By: /s/ David J. Cade
                                       ---------------------------------
                                          David J. Cade, Chairman and
                                          Chief Executive Officer

Accepted and agreed to:

GAIA HOLDING B.V.

By:  /s/ H.H. van Andel
   ---------------------------
      H. H. van Andel
      Executive Director

ARCH HILL VENTURES N.V.

By:  /s/ H.H. van Andel
   ---------------------------
      H. H. van Andel
      Executive Director


ARCH HILL REAL ESTATE N.V.

By:  /s/ H.H. van Andel
   ---------------------------
      H. H. van Andel
      Executive Officer


STICHTING ADMINISTRATIEKANTOOR GAIA

By:  /s/ H.H. van Andel
   ---------------------------
      H. H. van Andel
      Executive Officer





                                       3